UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2009

FLEXTRONICS INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

One Marina Boulevard, # 28-00, Singapore	018989
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6890-7188
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) Approval of Amendments to Equity Incentive Plans
     On July 13, 2009, Flextronics International Ltd. (the “Company”) held an extraordinary general meeting of shareholders. At the extraordinary meeting, the Company’s shareholders approved amendments to certain of the Company’s equity incentive plans to allow for a one-time stock option exchange program for eligible employees of the Company and its subsidiaries, other than the members of the Company’s board of directors and its executive officers.
     The following equity incentive plans were amended by the shareholders at the extraordinary meeting to allow for the stock option exchange program: the Company’s 2001 Equity Incentive Plan, the Company’s 2002 Interim Incentive Plan, the Company’s 2004 Award Plan for New Employees, the Company’s 1993 Share Option Plan, the Solectron Corporation 2002 Stock Plan, the Chatham Technologies, Inc. 1997 Stock Option Plan and the Dii Group, Inc. 1994 Stock Incentive Plan (collectively, the “Plans”).
     The foregoing description is subject to, and qualified in its entirety by, reference to the full text of the amended Plans, which are attached hereto as exhibits and are incorporated by reference herein.
Item 8.01 Other Events.
     The disclosures in Item 5.02 are incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.01	Flextronics International Ltd. 2001 Equity Incentive Plan, as amended through July 13, 2009.

10.02	Flextronics International Ltd. 2002 Interim Incentive Plan, as amended through July 13, 2009.

10.03	Flextronics International Ltd. 2004 Award Plan for New Employees, as amended through July 13, 2009.

10.04	Flextronics International Ltd. 1993 Share Option Plan, as amended through July 13, 2009.

10.05	Solectron Corporation 2002 Stock Plan, as amended through July 13, 2009.

Exhibit No.	Description

10.06	Chatham Technologies, Inc. 1997 Stock Option Plan, as amended through July 13, 2009.

10.07	The Dii Group, Inc. 1994 Stock Incentive Plan, as amended through July 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.
Date: July 13, 2009	By:	/s/ Paul Read
		Name:	Paul Read
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	Flextronics International Ltd. 2001 Equity Incentive Plan, as amended through July 13, 2009.

10.02	Flextronics International Ltd. 2002 Interim Incentive Plan, as amended through July 13, 2009.

10.03	Flextronics International Ltd. 2004 Award Plan for New Employees, as amended through July 13, 2009.

10.04	Flextronics International Ltd. 1993 Share Option Plan, as amended through July 13, 2009.

10.05	Solectron Corporation 2002 Stock Plan, as amended through July 13, 2009.

10.06	Chatham Technologies, Inc. 1997 Stock Option Plan, as amended through July 13, 2009.

10.07	The Dii Group, Inc. 1994 Stock Incentive Plan, as amended through July 13, 2009.